UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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The Allstate Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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M29505-P06556 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. THE ALLSTATE CORPORATION *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 17, 2011. C/O WELLS FARGO SHAREOWNER SERVICES P.O. BOX 64945 ST. PAUL, MN 55164-0945 Meeting Information Meeting Type: Annual For holders as of: March 18, 2011 Date: May 17, 2011 Time: 11:00 a.m., Central Location: Meeting Directions: Please go to allstate.com or call 800-416-8803 The Allstate Corporation 3100 Sanders Road Northbrook, IL 60062 See the reverse side of this notice to obtain proxy materials and voting instructions.

M29506-P06556 Vote In Person: Many shareholder meetings have attendance requirements. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Voting instructions must be received by 11:59 p.m. Eastern Time on May 16, 2011. For shares held in the Allstate 401(k) Savings Plan, voting instructions must be received no later than 11:59 p.m. Eastern Time on May 10, 2011. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 3, 2011 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Before You Vote How to Access the Proxy Materials Notice of 2011 Annual Meeting, Proxy Statement and 2010 Annual Report Proxy Materials Available to VIEW or RECEIVE: XXXX XXXX XXXX XXXX XXXX XXXX How To Vote Please Choose One of the Following Voting Methods XXXX XXXX XXXX

Proposals

The Board of Directors recommends you vote "FOR" all nominees for Director.

1. Election of Directors

Nominees:

1a. F. Duane Ackerman

1b. Robert D. Beyer

1c. W. James Farrell

1d. Jack M. Greenberg

1e. Ronald T. LeMay

1f. Andrea Redmond

1g. H. John Riley, Jr.

1h. Joshua I. Smith

1i. Judith A. Sprieser

1j. Mary Alice Taylor

1k. Thomas J. Wilson

The Board of Directors recommends you vote "FOR" Proposals 2, 3, 4, and 5.

2. Ratification of the appointment of Deloitte & Touche LLP as Allstate's independent registered public accountant for 2011.

3. Approve the proposed amendment to the certificate of incorporation granting to holders of not less than 20% of the corporation's shares the right to call a special meeting of stockholders.

4. Approve the proposed amendment to the certificate of incorporation designating a forum for certain legal actions.

5. Advisory vote on the executive compensation of the named executive officers.

The Board of Directors recommends you vote "three years" for Proposal 6.

6. Advisory vote on the frequency of future advisory votes on executive compensation.

The Board of Directors recommends you vote "AGAINST" Proposals 7 and 8.

7. Stockholder proposal seeking the right for stockholders to act by written consent.

8. Stockholder proposal seeking a report on political contributions and payments to trade associations and other tax exempt organizations.

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